Knowledge Leaders Developed World ETF

(Ticker Symbol: KLDW)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 9, 2022, to the

Summary Prospectus dated September 1, 2021.

Effective immediately, Bryce Coward will no longer serve as portfolio manager to the Knowledge Leaders Developed World ETF (the “Fund”). Accordingly, all references in the Prospectus and SAI to Mr. Coward are hereby deleted in its entirety. Steven C. Vannelli will continue to serve as portfolio manager of the Fund.

Please file this Supplement with your records.